FRANKLIN LIMITED DURATION INCOME TRUST One Franklin Parkway San Mateo, CA 94403-1906

FOR IMMEDIATE RELEASE:

For more information, please contact Franklin Templeton at 1-800-342-5236.

FRANKLIN LIMITED DURATION INCOME TRUST
AUTHORIZES RIGHTS OFFERING

San Mateo, CA., January 11, 2022 – FRANKLIN LIMITED DURATION INCOME TRUST [NYSE American: FTF] [CUSIP 35472T101] (“FTF” or the “Fund”) announced today that its Board of Trustees has approved a transferable rights offering (the “Offer”). The Offer to acquire additional common shares will be made only by means of a prospectus supplement and accompanying prospectus, and this announcement does not constitute an offer to sell, or a solicitation of an offer to buy, any of the Fund’s securities.

A summary of the terms of the Offer is set out below:

• Each shareholder will receive one transferable right (a “Right”) for each common share held on the record date of January 19, 2022 (the “Record Date”).

• Three Rights plus the final subscription price per common share (the “Subscription Price”) will be required to purchase one additional common share (the “Primary Subscription”); however, shareholders who held fewer than three common shares on the Record Date will be entitled to subscribe for one common share. Fractional shares will not be issued.

• The Subscription Price will be determined based upon a formula equal to 92.5% of the average of the last reported sales price of the Fund’s common shares on the NYSE American on the Expiration Date (as defined below) and each of the four preceding trading days (the “Formula Price”). If, however, the Formula Price is less than 90% of the net asset value per common share of the Fund’s common shares at the close of trading on the NYSE American on the Expiration Date, then the Subscription Price will be 90% of the Fund’s net asset value per common share at the close of trading on the NYSE American on that day. The estimated Subscription Price has not yet been determined.

• Record date shareholders who fully exercise their Rights in the Primary Subscription will be eligible for an over-subscription privilege entitling these shareholders to subscribe for any additional common shares not purchased pursuant to the Primary Subscription, subject to certain limitations, allotment and the right of the Board of Trustees to eliminate the over-subscription privilege. Holders of Rights acquired in the secondary market may not participate in the over-subscription privilege.

• The Rights are expected to trade “when issued” on the NYSE American beginning on January 14, 2022, and the Fund’s common shares are expected to trade “ex-rights” on the NYSE American beginning on January 18, 2022. The Rights are expected to begin trading for normal settlement on the NYSE American [NYSE American: FTF RT] on or about January 24, 2022.

• The Offering expires at 5:00 PM Eastern Time on February 17, 2022, unless extended (the “Expiration Date”).

• The definitive terms of the Offer will be made through a prospectus supplement and accompanying prospectus. The final terms of the Offer may be different from those set out above.

The Fund expects to mail subscription certificates evidencing the Rights and a copy of the prospectus supplement and accompanying prospectus for the Offer to record date shareholders during the third week of January. Financial advisors may send notices to shareholders shortly thereafter. Inquiries regarding the Offering should be directed to the Information Agent, AST Fund Solutions, LLC, at (877) 732-3612.

The Fund has declared a monthly distribution payable on February 14, 2022 with a record date of January 31, 2022.  Any common shares issued after January 31, 2022 as a result of the Offer will not be record date shares for the Fund’s monthly distribution to be paid on February 14, 2022 and will not be entitled to receive such distribution.

The Offer will be made pursuant to the Fund’s effective registration statement on file with the Securities and Exchange Commission (the “SEC”), which was declared effective by the SEC on November 16, 2021. The registration statement enables the Fund to sell from time to time, in one or more offerings, the Fund’s common shares and subscription rights to purchase the Fund’s common shares, up to a total amount of $225 million. The Offer will be made only by means of a prospectus supplement and accompanying prospectus.

Franklin Advisers, Inc., the Fund’s investment adviser, believe that the Offer may benefit the Fund and its shareholders in several ways. Among other benefits, increasing the Fund’s assets will provide additional capital for use in pursuing the Fund’s investment objective of providing high current income, with a secondary objective of capital appreciation to the extent possible and consistent with the Fund’s primary objective. An increase in Fund assets may also have a positive impact on the Fund’s expense ratio, as fixed costs will be distributed over a larger asset base. In addition, if the Offer is well-subscribed, the additional shares issued could increase the liquidity of the Common Shares on the NYSE American, where the Common Shares are traded.

The information herein is not complete and is subject to change. This document does not constitute an offer to sell, or a solicitation of an offer to buy, any of the Fund’s securities in any jurisdiction where the offer or sale is not permitted. This document is not an offering, which can only be made by a prospectus supplement and accompanying prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The base prospectus will contain this and additional information about the Fund, and the prospectus supplement will contain this and additional information about the Offer, and should be read carefully before investing. Shares of closed-end investment companies, such as the Fund, frequently trade at a discount from their net asset value. The market price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below, or above their net asset value.

A copy of the Fund's current Report to Shareholders may be requested by contacting Franklin Templeton’s Fund Information Department at 1-800/DIAL BEN® (1-800-342-5236) or by visiting franklintempleton.com. All investments involve risks, including possible loss of principal. Interest rate movements and mortgage prepayments will affect the Fund's share price and yield. Bond prices generally move in the opposite direction of interest rates. As the prices of bonds in a fund adjust to a rise in interest rates, the fund’s share price may decline. Investments in lower-rated bonds include higher risk of default and loss of principal. The Fund is actively managed, but there is no guarantee that the manager's investment decisions will produce the desired results. For portfolio management discussions, including information regarding the Fund’s investment strategies, please view the most recent Annual or Semi-Annual Report to Shareholders which can be found at franklintempleton.com or sec.gov.

Franklin Resources, Inc. [NYSE:BEN] is a global investment management organization with subsidiaries operating as Franklin Templeton and serving clients in over 165 countries. Franklin Templeton’s mission is to help clients achieve better outcomes through investment management expertise, wealth management and technology solutions. Through its specialist investment managers, the company brings extensive capabilities in equity, fixed income, multi-asset solutions and alternatives. With offices in more than 30 countries and approximately 1,300 investment professionals, the California-based company has over 70 years of investment experience and over $1.5 trillion in assets under management as of November 30, 2021. For more information, please visit franklintempleton.com.

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